SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: April 6, 2004


                                  PAYGARD, INC.
                        --------------------------------
              (Exact name of registrant as specified in its charter)



 NEVADA                     0-29685                 95-4783100
- ----------------           -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation)                                          pre-merger)



              350 South Center Street, Suite 500, Reno, NV 89501
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (775) 284-3700

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

               None.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.

ITEM 5.    OTHER EVENTS REGULATION FD DISCLOSURE

The Company had entered into certain Agreements with various entities, some of which are related parties, in the prior year, which Agreements had not been filed as Material Agreements. These Agreements are as follows:

A. On March 20, 2003, the Company entered into an Agreement with Pay2 LTD. whereby Pay 2 has agreed to grant a license to the Company to market and sell Pay 2 Cards. The agreement requires marketing of 200,000 cards per month within 12 months of operational statues of Pay 2 Cards. The Agreement provides for the payment of 10% of net revenue from cards plus costs. The Company issued 28,185,000 shares under the contract, 4,000,000 of which shares were issued to Argonaut Associates.

  The term of the Agreement is initially ten years, renewable by mutual agreement and the territory is worldwide.

B. Agreement between Lord Razzall and John Anthony Mitchell, dba Argonaut Associates, Boston Fidelity, Pay 2 LTD and the Company on June 12, 2003 provided for a) issuing 28,199,000 common shares of the Company to Argonaut for arranging the exclusive ten year license, worldwide, from Pay 2 b) transfer of 4,185,000 shares from Argonaut to Boston c) The Company entering into a Promissory Note to repay $1,200,000 in loans form Argonaut to the Company. d) Boston subscribing for 15,815,001 common shares for $5,000,000 e) certain other Agreements include:

Boston will grant to the Company a 20 year exclusive license to use the names of 1,000,000 Members for the purpose only of marketing the Pay2 Card System to them (Boston License Agreement),

 Boston agrees to introduce the Pay2 Card System to up to 1,000,000 Members and, with the consent of accepting Members, will arrange for those Members to be signed up as Pay2 Card System card members by the Company.

The Company will pay the following sums to Boston as and when a Member is signed up as a Pay2 Card System member by the Company:

     (a)  for each Member up to 150,000 Members, $5;

     (b)  for each Member from 150,001 to 1,000,000, $5; and

     (c)  for each Member over 1,000,000, $ 50 cents.

Boston, Pay2, and the Company agree that -the names. of the Members introduced by Boston or World Games Inc. to the Company will at all times remain the property of the owner. the Company and Pay2 agree not to use those names in any form whatsoever other than pursuant to the Boston License Agreement.

 Boston will have the right to acquire the issued share capital of Pay2 in each case at the price proposed by an independent valuer in the Isle of Man as follows:

          in the event that Lord Razzall, John Mitchell or Graham Newall elect to sell all or part of their shareholdings in Pay2 and they do not wish to acquire all or part of each others' shareholding offered for sale, all or part of the shareholding offered for sale;

The Company will issue 5,700,000 Shares to Miramas Services Ltd in satisfaction of the fee owed to Miramas Services Ltd for corporate finance services.

The Company will enter into a consultancy agreement with Miramas Services Ltd for a term of 3 years commencing on October 2003 pursuant to which Miramas Services Ltd will be paid an annual fee of $150,00 profit share to be agreed by the Board, Miramas Services Ltd will provide general business and consultancy services.

The Company undertakes to Boston not to issue any further shares or other securities without the prior written approval of Boston.

The Company undertakes to Boston to provide it and its advisers, with access to its books and records for the purpose of enabling Boston to exercise its rights pursuant to the agreement and Argonaut agreed to use its best endeavors to cause the Company to provide Boston with access to the books and records of the Company

 Argonaut and Boston agreed to enter into the Shareholders' Agreement regulating their rights and obligations with respect to their shareholdings in the Company, such agreement to:

     (a) provide that Argonaut and Boston will have equal voting rights and control in the Company notwithstanding that Argonaut will hold more Shares than Boston;

     (b) include, without limitation, the terms of dilution and management and rights of refusal in respect of each other's shares in the Company and such other terms ordinarily found in shareholders' agreements in common use in the United States of America;

     (c) provide for equal representation on the board of the Company which will not exceed four directors but no fewer than two directors each for Argonaut and Boston;

     (d) provide that the nominated board representatives will in the case of Argonaut, be John Mitchell and Lord Razzall and as an alternate for either or both of them, Graham Newall and in the case of Boston, Greg Kennedy and Lindsay Sanford, who may appoint an alternate for either or both of them.

C. The Company entered into a Deed of Variation July 10, 2003, between Lord Razzall, John Anthony Mitchell dba Argonaut Associates, Boston Fidelity, and Pay 2 LTD. whereby the prior Agreement was amended, which provides for: a) issuance of 28,185,000 common shares to Argonaut in consideration for the arrangement of the Pay 2 license. b) the transfer of 4,185,000 shares by Argonaut to Boston Fidelity. c) the repayment of a loan of $1,000,000 from Argonaut to the Company.
d) changing the name of the Company to Paygard, Inc. 4) completing the Company regulatory filings and obtaining an OTCBB listing. f) Boston reaffirming its subscription for the sum of $5,000,000.

The Deed of Variation provides:

Argonaut and Boston agree to enter into the Shareholders' Agreement regulating their rights and obligations with respect to their shareholdings in the Company, such agreement to:

     (a) provide that Argonaut and Boston will have equal voting rights and control in the Company, notwithstanding that Argonaut will hold more Shares than Boston;

     (b) include, without limitation, the terms of dilution and management and rights of refusal in respect of each other's shares in the Company and such other terms ordinarily found in shareholders' agreements in common use in the United States of America;

     (c) provide for equal representation on the board of the Company which will not exceed four directors but not fewer than two directors each for Argonaut and Boston;

     (d) provide that the nominated board representatives will in the case of Argonaut, be John Mitchell and Lord Razzall and as an alternate for either or both of them Graham Newall and in the case of Boston, Greg Kennedy and Lindsay Sanford, who may appoint an alternate for either or both of them.

Both the Company and Pay 2 will enter into a contract for services with Apollo Consulting Limited, London for services on a cost plus 10% basis.

The Company agreed to will enter into a contract for services with Interpaytech Limited, Nicosia, Cyprus for marketing services for $900,000 per annum with the intention that Interpaytech Limited enter into contractual arrangements with such nominees of Boston and under which $450,000 of the funds to be paid to Interpaytech Limited are disbursed in full to such nominees in equal shares and with such nominees of Argonaut as may be advised by Argonaut and under which $450,000 of the funds are disbursed in full to such nominees in equal shares.

D. The Company engaged Miramas services Ltd. under a letter agreement (Miramas Agreement) concurrent with entering into the Shareholders Agreement. The Miramas Agreement provides that the Company engages Miramas for three years for corporate and financial consulting services @ a fee of $150,000 per year payable monthly in arrears. In addition the Company agreed to pay Miramas 1.147% of the annual net profit generated by the Company, which percent shall be calculated based upon a formula agreed to between the parties. The profit percentage shall continue for the life of the license agreement.

E. On July 10, 2003, the Company and Interpaytech Ltd, concurrent with the Pay 2 Agreement, entered into an Agreement whereby Interpaytech will supply services to the Company for marketing the Pay 2 Stored Value Payment System. The payment schedule is based upon 35% of Net Revenue from all card transactions and sale generated by each customer of Company procured by Interpaytech. The term is for three years, renewable automatically unless 30 days written notice of termination is given. In addition, the Company shall pay Interpaytech a monthly fee of $75,000 per month from October 1, 2003.

F. The Company entered into a Shareholders Agreement with Lord Razzall, John Mitchell (Argonaut Associates), Boston Fidelity LTD, Paygard, Inc. and Pay 2 Limited on July 10, 2003:
        The Agreement provided for an investment of $5,000,000 by Boston Fidelity Ltd into Paygard for 15,815,000 shares.
     The Agreement also provided for payment by the Company of a fee to Miramas Services Ltd of 5,700,000 shares and granted a three year contract at $150,000 per year for consulting fees to Miramas Services Ltd The Agreement further provides for:

        1) a License Agreement between Company and Boston Fidelity be executed for use of purposing of marketing Pay 2 Card System.
        2) a Services Agreement between the Company and Graham Newall.
        3) The Company confirmed its Agreement to repay a loan of $1,200,000 to Argonaut.
        4) The Company agreed to procure the resignation of certain existing directors after the Company was "listed".
        5) The Company appoints John Mitchell, Lord Razzall, Greg Kennedy, and Lindsay Sanford as Directors.
        6) The Company appoints Graham Newall as CEO.
        7) The Company will not issue further shares without the consent of Boston Fidelity Ltd.

ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

               None.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

               Financial Statements

               None.

        Exhibits


        10.1 Pay2 LTD License Agreement March 20, 2003
        10.2 Agreement June 12, 2003
        10.3 Deed of Variation July 10, 2003
        10.4 Letter Agreement July 10, 2003
        10.5 Agreement between Total Horizon, Inc. and Interpaytech Limited July 10, 2003
        10.6 Shareholders Agreement July 10, 2003






ITEM 8. CHANGE IN FISCAL YEAR

               None.

ITEM 9. REGULATION FD DISCLOSURE

               None.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

               None.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

               None.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 6, 2004                         PAYGARD, INC.


                                                  By: /s/ Gerve Brazier
                                                  ---------------------------
                                                  Gerve Brazier, President